Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 2
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 13, 2009, is entered into among HBI RECEIVABLES LLC, as seller (“Seller”), HANESBRANDS INC., in its capacity as servicer (in such capacity, the “Servicer”), the Committed Purchasers party hereto, the Conduit Purchasers party hereto, the Managing Agents party hereto, and HSBC SECURITIES (USA) INC. (“HSBC”), as assignee of JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of November 27, 2007 among Seller, Servicer, the Committed Purchasers, the Conduit Purchasers and the Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).
          B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:
          (a) Section 2.4 of the Purchase Agreement is hereby amended to delete the second clause in the priority of payments contained therein in its entirety and replace it with the following:
(ii) second, to the Agent, for its own account, all accrued and unpaid fees under the Agent Fee Letter, and to each Managing Agent, for its own account or for the benefit of the Purchasers in its Purchase Group, all accrued and unpaid fees under the Fee Letter and all Yield, ratably in accordance with such amounts owed to such parties;
          (b) Section 7.1 of the Purchase Agreement is hereby amended to add the following paragraph (n) to the end of such section:
(n) Covenant to Amend Definition of Eligible Receivables. Each of the Seller and the Servicer hereby covenants and agrees that the definition of “Eligible Receivables” shall be amended, in form and substance mutually satisfactory to the Seller, Servicer, each Managing Agent and the Agent, no later than 30 days following the date on which the Managing Agents complete their review of the results of the Post-Closing Field Examination if such
* PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

amendment is deemed necessary or desirable by each of the Managing Agents in their sole, reasonable discretion (it being understood that any such amendment shall not affect the status of any Receivable as an Eligible Receivable prior to the effective date of such amendment).
For purposes of this paragraph (n), “Post-Closing Field Examination” shall mean the field examination designated as such by, and performed by representatives of, the Managing Agents, following April 13, 2009, of the Servicer’s collection, operating and reporting systems, the Credit and Collection Policy of the Originator, and historical receivables, data and accounts. The Managing Agents agree to provide a copy of the results of the Post-Closing Field Examination to Servicer, each other Managing Agent and the Agent within 5 Business Days of its receipt thereof.
          (c) Article VIII of the Purchase Agreement is hereby amended to delete Section 8.5 in its entirety and replace it with the following:
          Section 8.5 Reports. The Servicer shall prepare and forward to each Managing Agent and the Agent (i) at any time during which a Downgrade Event has occurred and is continuing, on each Business Day, a Daily Report which will include information regarding the Receivables as of the previous Business Day, (ii) on Wednesday of each week (or if such Wednesday is not a Business Day, on the immediately preceding Business Day), a Weekly Report which will include information regarding the Receivables for the seven (7)-day period ending (and including) the immediately preceding Friday, (iii) (x) prior to May 2009, on the third Thursday of each month (or, if such day is not a Business Day, on the next succeeding Business Day) and (y) commencing in May 2009, on the 23rd day of each month (or, if such day is not a Business Day, on the next succeeding Business Day), and at such other additional times as the Agent or any Managing Agent shall request, a Settlement Report which will include information regarding the Receivables for the most recently ended Calendar Month and (iv) at such times as the Agent or any Managing Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.
          (d) Section 9.1 of the Purchase Agreement is hereby amended to delete paragraph (f) in its entirety and replace it with the following:
          (f) As at the end of any Calendar Month:
(i)	the average of the Delinquency Ratios as of the end of such Calendar Month and the two preceding Calendar Months shall exceed 4.75%;

(ii)	the average of the Loss-to-Liquidation Ratios as of the end of such Calendar Month and the two preceding Calendar Months shall exceed 2.75%; or

(iii)	the average of the Dilution Ratios as of the end of such Calendar Month and the two preceding Calendar Months shall exceed 14.25%.
          (e) Exhibit I to the Purchase Agreement is hereby amended to add the following definitions of “Downgrade Event” and “PNC” in the appropriate alphabetical order:
          “Downgrade Event” means the occurrence of any one or more of the following: (i) HBI’s issuer rating is below B- by S&P, (ii) HBI’s senior unsecured long-term debt rating is below B3 by Moody’s or (iii) HBI’s debt under the First Lien Credit Agreement is rated below B3 by Moody’s.
          “PNC” means PNC Bank, N.A., and its successors and assigns.
          (f) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions of “Agent Fee Letter”, “Concentration Limit”, “CP Rate”, “Dilution Reserve Floor”, “Facility Termination Date”, “Fee Letter”, “HSBC”, “Loss Reserve Floor”, “Settlement Date” and “Stress Factor” and replace them with the following:
          “Agent Fee Letter” means the letter agreement dated as of April 13, 2009, between the Agent and Seller as the same may be amended, restated, supplemented or otherwise modified from time to time.
          “Concentration Limit” means, for any Obligor and its Affiliates, at any time, the amount equal to the product of (a) either (i) 3.00% or (ii) such other higher percentages (each, a “Special Concentration Percentage”) for such Obligors and its Affiliates as are set forth on Schedule C, which Special Concentration Percentage is subject to reduction or cancellation (1) by the Agent with respect to any Obligor, or (2) by the Agent, upon written demand by any Managing Agent, with respect to any Obligor whose short term debt ratings are withdrawn or downgraded by S&P or Moody’s, in either case of (1) or (2), upon five (5) Business Days’ prior notice to Seller, the other Managing Agents, the Agent and the Servicer and (b) the aggregate Outstanding Balance of all Eligible Receivables at such time.
          “CP Rate” means:
          (a) with respect to any Conduit Purchaser for which HSBC or PNC is the Managing Agent, for any Accrual Period for any Purchaser Interest, to the extent such Conduit Purchaser funds such Purchaser Interest by issuing Commercial Paper, a per annum rate equal to the weighted average of the rates (as determined by the applicable Managing Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to the commercial paper of such Person maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, other borrowings by such Conduit Purchaser and any other costs associated with the issuance of commercial paper) payable by such Conduit Purchaser in respect of its Commercial Paper outstanding during such Accrual Period that is allocated, in whole or in part, to fund or maintain such Purchaser Interest during such Accrual Period, converted (as necessary) to an annual yield equivalent rate calculated on the basis of a 360-day year; and
          (b) for any Accrual Period for any Purchaser Interest funded by a Conduit Purchaser that becomes a party to this Agreement pursuant to an Assignment Agreement, to the extent such Conduit Purchaser funds such Purchaser Interest by issuing Commercial Paper, the “CP Rate” set forth in such Assignment Agreement;
          provided, that at all times after the occurrence and during the continuance of an Amortization Event, the CP Rate shall mean the Default Rate.
          “Dilution Reserve Floor” means 17.0%.
          “Facility Termination Date” means the earliest to occur of (i) April 12, 2010 and (ii) the Amortization Date.
          “Fee Letter” means that certain letter agreement dated as of April 13, 2009, among Seller, the Agent and the Managing Agents, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.
          “HSBC” means HSBC Securities (USA) Inc., and its successors and assigns.
          “Loss Reserve Floor” means 15.0%.
          “Prime Rate” means the rate of interest per annum publicly announced from time to time by HSBC Bank USA, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective; provided that at all times after the occurrence and during the continuance of an Amortization Event, the Prime Rate shall mean the Default Rate.
          “Settlement Date” means (i) prior to May 2009, the date that is two (2) Business Days after the third Thursday of each month (or, if such third Thursday is not a Business Day, two (2) Business Days after the next succeeding Business Day) and (ii) commencing in May 2009, the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day).
          “Stress Factor” means, (i) at any time during which a Downgrade Event has occurred and is continuing, 2.50, and (ii) at all other times, 2.25.
          (g) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions of “CP Costs” and “JPMorgan” in their entirety.
          (h) The Purchase Agreement is hereby amended to delete each and every reference to “JPMorgan” and “JPMorgan Chase Bank, N.A.” insofar as such references are made to the Person serving as the “Agent”, and to replace such references with “HSBC” and “HSBC Securities (USA) Inc.”, respectively.
          (i) The Purchase Agreement is hereby amended to delete Schedule A in its entirety and replace it with the new Schedule A attached hereto as Attachment 1.
          (j) The Purchase Agreement is hereby amended to delete Schedule C in its entirety and replace it with the new Schedule C attached hereto as Attachment 2.
          SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
          (a) It has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (b) On the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed 100%.

          SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which (i) the Agent or its counsel has received five (5) counterpart signature pages to each of this Amendment, the Fee Letter of even date herewith and the Agent Fee Letter of even date herewith, in each case, executed by each of the parties hereto and (ii) each Managing Agent has received the Up-Front Fee (as such term is defined in the Fee Letter) due in connection with the execution of this Amendment.
          SECTION 4. Reference to and Effect on the Transaction Documents.
          (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.
          (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent, the Managing Agents or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HBI RECEIVABLES LLC

By:	/s/ Richard D. Moss

Name: Richard D. Moss Title: President and Chief Executive Officer

HANESBRANDS INC., as Servicer

By:	/s/ Richard D. Moss

Name: Richard D. Moss Title: Senior Vice President and Treasurer
Signature Page
to
Amendment No. 2 to RPA

BRYANT PARK FUNDING LLC, as a Conduit Purchaser

By:	/s/ Damian A. Perez

Name: Damian A. Perez Title: Vice President

HSBC SECURITIES (USA) Inc., as a Managing Agent and Agent

By:	/s/ Suzanna Baird

Name: Suzanna Baird Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Bradley A. Olsen

Name: Bradley A. Olsen Title: Assistant Vice President
Signature Page
to
Amendment No. 2 to RPA

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn Title: Vice President

PNC BANK, N.A., as a Committed Purchaser and as a Managing Agent

By:	/s/ William P. Falcon

Name: William P. Falcon Title: Vice President
Signature Page
to
Amendment No. 2 to RPA

Attachment 1 to Amendment No. 2 to Receivables Purchase Agreement
SCHEDULE A
PURCHASE GROUPS; COMMITMENTS; GROUP PURCHASE LIMITS

HSBC Purchase Group

Group Purchase Limit:	$125,000,000

Managing Agent:	HSBC Securities (USA) Inc.

Conduit Purchaser:	Bryant Park Funding LLC

Committed Purchaser:	HSBC Bank USA, National Association
Commitment:	$125,000,000

PNC Purchase Group

Group Purchase Limit:	$125,000,000

Managing Agent:	PNC Bank, N.A.

Conduit Purchaser:	Market Street Funding LLC

Committed Purchaser:	PNC Bank, N.A.
Commitment:	$125,000,000

Attachment 2 to Amendment No. 2 to Receivables Purchase Agreement
SCHEDULE C
SPECIAL CONCENTRATION PERCENTAGES

Obligor Name	Special Concentration Percentage

[****]	[****]%
[****]	[****]%
[****]	[****]%
[****]	[****]%
[****]	[****]%
[****]	[****]%

**** Omitted pursuant to a confidential treatment request